SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                September 30, 2003
                               ---------------------
                Date of Report (Date of earliest event reported)


                                   CINTEL CORP.
                                   ------------
             (Exact name of registrant as specified in its charter)



                                      Nevada
                                      ------
                 (State or other jurisdiction of incorporation)


       333-100046                                           52-2360156
       ----------                                           ----------
(Commission  File  Number)                               (IRS  Employer
                                                        Identification  No.)


    7F, MSA B/D, 891-43, Daechi-dong, Kangnam-gu, Seoul, KOREA  (Zip: 135-280)
    --------------------------------------------------------------------------
    (address of principal executive offices)                       (Zip Code)


                                   011-822-508-2033
                                   ----------------
              (Registrant's telephone number, including area code)

The undersigned Registrant hereby amends its current report on Form 8-K dated September 30, 2003 to file the following information:

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

See the Registrant's periodic report on Form 10QSB filed November 17, 2003, for further information regarding the acquisition by the Registrant of CINTEL CO., LTD., a Korean corporation.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Financial  statements  of  business  acquired.

     The audited financial statements of CINTEL CO., LTD., a Korean corporation, for the years ended December 31, 2002 and 2001 immediately follow the signature page below.

(b)     Pro  forma  financial  information.

     Pro forma financial information with respect to the Registrant and CINTEL CO., LTD., a Korean corporation, follow the audited financial statements described above.

(c)     Exhibits


        Exhibit No.                        Description
        -----------                        -----------

          2.1(1) Share Exchange Agreement, dated September 30, 2003, by and between the Company, CINTEL CO., LTD. and the Shareholders of CINTEL CO., LTD.

(1) Previously filed as an exhibit to the Registrant's current report on Form 8-K on September 30, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Cintel  Corp.

                                               By: /s/ Sang Don Kim
                                                   --------------------------
                                                   Sang  Don  Kim
Date:  December  1,  2003                          Chief  Executive  Officer

                                CINTEL CO., LTD.
                              FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2002 AND 2001



                                    CONTENTS

Independent Auditors' Report . . . . . . . .       F-1
Balance Sheets . . . . . . . . . . . . . . .       F-2
Statement of Operations. . . . . . . . . . .       F-3
Statement of Changes in Stockholders' Equity       F-4
Schedule of Expenses . . . . . . . . . . . .       F-5
Statement of Cash Flows. . . . . . . . . . .       F-6
Notes to Financial Statements. . . . . . . .       F-7 ? F-13

                          INDEPENDENT AUDITORS' REPORT

To  the  Stockholders  of
CINTEL  CO.,  LTD.


We  have  audited the balance sheets of CINTEL CO., LTD. (the "Company") as at December 31, 2002 and 2001 and the statements of operations, changes in stockholders' equity and cash flows for the years then ended. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2002 and 2001, and the results of its operation, changes in its accumulated deficit and its cash flows for the years ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ SF Partnership, LLP
TORONTO,  CANADA                                         CHARTERED  ACCOUNTANTS
November  6,  2003

CINTEL  CO.,  LTD.
Balance  Sheets
December  31,  2002  and  2001


                                                   2002          2001
                                ASSETS
CURRENT
Cash and cash equivalents . . . . . . . . . .  $   778,891   $   759,281
Accounts receivable . . . . . . . . . . . . .    3,418,909     4,386,753
Inventory . . . . . . . . . . . . . . . . . .      219,100       137,343
Prepaid and sundry assets . . . . . . . . . .      405,654       182,227
Loans receivable (note 3) . . . . . . . . . .      285,740       119,186
Deferred taxes. . . . . . . . . . . . . . . .       61,769        40,797
                                               -------------------------
                                                 5,170,063     5,625,587
INVESTMENTS . . . . . . . . . . . . . . . . .       42,037        38,194
EQUIPMENT (note 4). . . . . . . . . . . . . .      319,598       282,747
DEFERRED TAXES. . . . . . . . . . . . . . . .      185,306       122,391
                                               -------------------------
                                               $ 5,717,004   $ 6,068,919
                                               =========================

                              LIABILITIES
CURRENT
Accounts payable. . . . . . . . . . . . . . .  $ 1,532,597   $ 2,822,676
Income taxes. . . . . . . . . . . . . . . . .        5,129             -
Deferred government grant (note 5). . . . . .       37,288        33,971
Loans payable - current (note 6). . . . . . .    1,177,222       552,656
                                               -------------------------
                                                 2,752,236     3,409,303
LOANS PAYABLE (note 6). . . . . . . . . . . .       19,958       111,312
                                               -------------------------
                                                 2,772,194     3,520,615
                                               -------------------------

                         STOCKHOLDERS' EQUITY
CAPITAL STOCK (note 7). . . . . . . . . . . .    2,150,968     2,010,250
PAID IN CAPITAL . . . . . . . . . . . . . . .    2,461,453     2,237,448
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)      (47,263)     (283,586)
ACCUMULATED DEFICIT . . . . . . . . . . . . .   (1,620,348)   (1,415,808)
                                               -------------------------
                                                 2,944,810     2,548,304
                                               -------------------------
                                               $ 5,717,004   $ 6,068,919
                                               =========================



APPROVED  ON  BEHALF  OF  THE  BOARD
/s/ Sang Don Kim
------------------------------------

          Director
                                     F-2

CINTEL  CO.,  LTD.
Statement  of  Operations
Years  Ended  December  31,  2002  and  2001



                                                    2002         2001
REVENUE . . . . . . . . . . . . . . . . . . . .  $5,476,702   $5,750,176
COST OF SALES . . . . . . . . . . . . . . . . .   3,901,035    4,124,610
                                                 -----------------------
GROSS PROFIT. . . . . . . . . . . . . . . . . .   1,575,667    1,625,566
EXPENSES (page 5) . . . . . . . . . . . . . . .   1,833,431    1,465,404
                                                 -----------------------
OPERATING (LOSS) INCOME . . . . . . . . . . . .    (257,764)     160,162
                                                 -----------------------
OTHER
Interest and other income . . . . . . . . . . .     (38,028)     (65,465)
Foreign exchange. . . . . . . . . . . . . . . .     (12,798)       2,675
Interest expense. . . . . . . . . . . . . . . .      55,518       25,765
                                                 -----------------------
                                                      4,692      (37,025)
                                                 -----------------------
(LOSS) EARNINGS BEFORE DISCONTINUED OPERATIONS
    AND INCOME TAXES. . . . . . . . . . . . . .    (262,456)     197,187
Loss from discontinued operations (note 10) . .           -      118,743
                                                 -----------------------
(LOSS) EARNINGS BEFORE INCOME TAXES . . . . . .    (262,456)      78,444
                                                 -----------------------
Current . . . . . . . . . . . . . . . . . . . .       7,898        9,493
Deferred. . . . . . . . . . . . . . . . . . . .     (65,814)     (54,499)
                                                 -----------------------
                                                    (57,916)     (45,006)
                                                 -----------------------
NET (LOSS) EARNINGS . . . . . . . . . . . . . .  $ (204,540)  $  123,450
                                                 =======================
BASIC (LOSS) EARNINGS PER SHARE BEFORE
    DISCONTINUED OPERATIONS . . . . . . . . . .  $   (0.042)  $    0.051
                                                 =======================
BASIC (LOSS) EARNINGS PER SHARE . . . . . . . .  $   (0.042)  $    0.026
                                                 =======================
FULLY DILUTED (LOSS) EARNINGS PER SHARE BEFORE
    DISCONTINUED OPERATIONS . . . . . . . . . .  $   (0.042)  $    0.049
                                                 =======================
FULLY DILUTED (LOSS) EARNINGS PER SHARE . . . .  $   (0.042)  $    0.025
                                                 =======================


BASIC WEIGHTED AVERAGE NUMBER OF SHARES . . . .   4,895,550    4,730,000
                                                 =======================
FULLY DILUTED WEIGHTED AVERAGE NUMBER OF    SHARES (note 7) . . . . . . . . . .
.. . . .   4,895,550    4,893,000
                                                 =======================

                                    F-3




CINTEL  CO.,  LTD.
Statement  of  Stockholders'  Equity
Years  Ended  December  31,  2002  and  2001



                                                          PAID IN
ACCUMULATED
                                                         CAPITAL IN
OTHER
                             NUMBER OF     CAPITAL     EXCESS OF PAR
COMPREHENSIVE    ACCUMULATED
                               SHARES       STOCK          VALUE
INCOME          DEFICIT
                             ---------------------------------------------------
--------------------
Balance, January 1, 2001. .     473,000  $  2,010,250  $    2,211,948  $
(183,703)  $ (1,539,258)
Retroactive adjustment for
    May 7, 2002 10 to 1
    stock split (note 7). .   4,257,000             -               -
-              -
Employee stock options
    granted . . . . . . . .           -             -          25,500
-              -
Foreign exchange on
    translation . . . . . .           -             -               -
(99,883)             -
Net Loss. . . . . . . . . .           -             -               -
-        123,450
                             ---------------------------------------------------
--------------------

Balance, December 31, 2001.   4,730,000  $  2,010,250  $    2,237,448  $
(283,586)  $ (1,415,808)

=======================================================================



Balance, January 1, 2002. .   4,730,000  $  2,010,250  $    2,237,448  $
(283,586)  $ (1,415,808)
Common shares issued. . . .     331,100       140,718         224,005
-              -
Foreign exchange on
    translation . . . . . .           -             -               -
236,323              -
Net Loss. . . . . . . . . .           -             -               -
-       (204,540)
                             ---------------------------------------------------
--------------------
Balance, December 31, 2002.   5,061,100  $  2,150,968  $    2,461,453  $
(47,263)  $ (1,620,348)

=======================================================================

                                                   F-4





CINTEL  CO.,  LTD.
Schedule  of  Expenses
Years  Ended  December  31,  2002  and  2001



                             2002        2001
EXPENSES
Salaries . . . . . . . .  $  483,109  $  368,899
Employee benefits. . . .      65,608      40,832
Travel . . . . . . . . .      40,313      22,785
Entertainment. . . . . .      53,249      42,008
Communications . . . . .      12,758      10,720
Taxes and dues . . . . .      16,748      15,558
Depreciation . . . . . .      52,508      40,328
Rent . . . . . . . . . .      46,832      34,112
Repairs and maintenance.           -       1,108
Insurance. . . . . . . .      20,303       1,670
Vehicle. . . . . . . . .       3,463      26,875
Office and general . . .      63,080      39,664
Professional fees. . . .     161,755     136,130
Research and development     554,183     558,080
Advertising. . . . . . .      71,945      52,248
Bad debts. . . . . . . .     130,877      16,667
Royalties. . . . . . . .      56,700      57,720
                          ----------------------
                          $1,833,431  $1,465,404
                          ======================

                                F-5






CINTEL  CO.,  LTD.
Statement  of  Cash  Flows
Years  Ended  December  31,  2002  and  2001



                                                         2002          2001
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) earnings . . . . . . . . . . . . . . . .  $  (204,540)  $   123,450
Adjustments for working capital and non-cash items:
Depreciation. . . . . . . . . . . . . . . . . . . .       52,508        40,328
Accounts receivable . . . . . . . . . . . . . . . .      967,844    (3,607,778)
Inventory . . . . . . . . . . . . . . . . . . . . .      (81,757)       86,146
Prepaid and sundry assets . . . . . . . . . . . . .     (223,427)       99,467
Loans receivable. . . . . . . . . . . . . . . . . .     (166,554)       (7,676)
Deferred taxes. . . . . . . . . . . . . . . . . . .      (83,886)      (48,920)
Accounts payable. . . . . . . . . . . . . . . . . .   (1,290,080)    2,366,655
Income taxes. . . . . . . . . . . . . . . . . . . .        5,129             -
Deferred government grant . . . . . . . . . . . . .        3,317        33,971
Foreign currency translation. . . . . . . . . . . .      236,323       (99,883)
                                                     -------------------------
                                                        (785,123)   (1,014,240)
                                                     -------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of investments. . . . . . . . . . . . .       (3,843)      (33,786)
Acquisition of equipment. . . . . . . . . . . . . .      (89,359)      (87,133)
                                                     -------------------------
                                                         (93,202)     (120,919)
                                                     -------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock. . . . . . . . . . . . . .      364,722        25,500
Loans payable . . . . . . . . . . . . . . . . . . .      533,213       266,191
                                                     -------------------------
                                                         897,935       291,691
                                                     -------------------------
NET INCREASE (DECREASE) IN CASH . . . . . . . . . .       19,610      (843,468)
CASH - BEGINNING OF  YEAR . . . . . . . . . . . . .      759,281     1,602,749
                                                     -------------------------
CASH - END OF YEAR. . . . . . . . . . . . . . . . .  $   778,891   $   759,281
                                                     =========================

                                    F-6


CINTEL CO., LTD.
Notes to Financial Statements
December 31, 2002 and 2001




1.     OPERATIONS  AND  BUSINESS

Cintel Co., Ltd. ("the Company"), a company operating in Seoul, Korea, was established on June 7, 1997 to develop and sell software relating to the maintenance of internet traffic load.

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

The accounting policies of the Company are in accordance with generally accepted accounting principles of the United States of America, and their basis of application is consistent. Outlined below are those policies considered particularly significant:

a)     Basis  of  Financial  Statement  Presentation

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America with the assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business.

b)     Unit  of  Measurement

The US Dollar has been used as the unit of measurement in these financial statements.

c)     Use  of  Estimates

Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and related notes to financial statements. These estimates are based on management's best knowledge of current events and actions the Company may undertake in the future. Actual results may ultimately differ from estimates, although management does not believe such changes will materially affect the financial statements in any individual year.

d)     Revenue  Recognition

The Company recognizes revenues upon delivery of merchandise sold, and when services are rendered for maintenance contracts.

e)     Cash  and  Cash  Equivalents

Cash includes currency, cheques issued by others, other currency equivalents, current deposits and passbook deposits. Cash equivalents includes securities and short-term money market instruments that can be easily converted into cash. The investments that mature within three months from the investment date, are also included as cash equivalents.

CINTEL  CO.,  LTD.
Notes  to  Financial  Statements
December  31,  2002  and  2001
                                      -  -
2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (cont'd)

f)     Inventories

Inventories are stated at the lower of cost or net realizable value. Net realizable value is determined by deducting selling expenses from selling price. The cost of inventories is determined on the first-in first-out method, except for materials-in-transit for which the specific identification method is used.

g)     Equipment

Equipment is stated at cost. Major renewals and betterments are capitalized and expenditures for repairs and maintenance are charged to expense as incurred.
Depreciation is computed using the straight-line method over a period of 5 years.

h)     Currency  Translation

The Company's functional currency is Korean won. Adjustments to translate those statements into U.S. dollars at the balance sheet date are recorded in other comprehensive income.

Foreign currency transactions of the Korean operation have been translated to Korean Won at the rate prevailing at the time of the transaction. Realized foreign exchange gains and losses have been charged to income in the year.

i)     Financial  Instruments

Fair values of cash equivalents, short-term and long-term investments and short-term debt approximate cost. The estimated fair values of other financial instruments, including debt, equity and risk management instruments, have been determined using market information and valuation methodologies, primarily discounted cash flow analysis. These estimates require considerable judgment in interpreting market data, and changes in assumptions or estimation methods could significantly affect the fair value estimates.

j)     Income  Tax

The Company accounts for income taxes pursuant to SFAS No. 109, "Accounting for Income Taxes". Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

CINTEL  CO.,  LTD.
Notes  to  Financial  Statements
December  31,  2002  and  2001
                                      -  -
2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (cont'd)

k)     Earnings  or  Loss  per  Share

The Company adopted FAS No.128, "Earnings per Share" which requires disclosure on the financial statements of "basic" and "diluted" earnings (loss) per share. Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding for the year. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding plus common stock equivalents (if dilutive) related to stock options and warrants for each year.

l)     Concentration  of  Credit  Risk

SFAS No. 105, "Disclosure of Information About Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk", requires disclosure of any significant off-balance sheet risk and credit risk concentration. The Company does not have significant off-balance sheet risk or credit concentration. The Company maintains cash and cash equivalents with major Korean financial institutions.

The Company's provides credit to its clients in the normal course of its operations. It carries out, on a continuing basis, credit checks on its clients and maintains provisions for contingent credit losses which, once they materialize, are consistent with management's forecasts.

For other debts, the Company determines, on a continuing basis, the probable losses and sets up a provision for losses based on the estimated realizable value.

Concentration of credit risk arises when a group of clients having a similar characteristic such that their ability to meet their obligations is expected to be affected similarly by changes in economic of other conditions. The Company does not have any significant risk with respect to a single client.

3.     LOANS  RECEIVABLE

Loans  receivable  included:

                   2002      2001
Employee loans.  $ 84,117  $119,186
WISEngine, Inc.   201,623         -
                 ------------------
                 $285,740  $119,186
                 ==================



The employee loans bear interest at 5% per annum and are due on demand. The loan to WISEngine, Inc. is non-interest bearing and due on demand. The loans were repaid subsequent to the year end.

CINTEL  CO.,  LTD.
Notes  to  Financial  Statements
December  31,  2002  and  2001

4.     EQUIPMENT

Equipment  is  comprised  as  follows:


                                      2002                     2001
                                  ACCUMULATED              Accumulated
                          COST    DEPRECIATION     Cost    Depreciation
                        ------------------------------------------------

Furniture and fixtures  $ 22,916  $      11,436  $ 17,678  $       6,404
Equipment. . . . . . .   523,080        271,445   365,313        163,204
Vehicles . . . . . . .    12,944          7,767    11,793          4,717
Software . . . . . . .    85,323         34,017    77,732         15,444
                        ------------------------------------------------
                        $644,263  $     324,665  $472,516  $     189,769
                        ------------------------------------------------
Net carrying amount. .                 $319,598            $     282,747
                                       --------            -------------



5.     DEFERRED  GOVERNMENT  GRANT

The Company received government grants to research and develop various products. The Company recognizes the grants upon completion of each subsidized project.

6.     LOANS  PAYABLE



                                           2002       2001
                  CURRENT    LONG-TERM     TOTAL      Total
                 --------------------------------------------
Bank loan #1. .  $1,087,190  $        -  $1,087,190  $457,140
Bank loan #2. .      63,332           -      63,332   148,786
Government loan      26,700      19,958      46,658    58,042
                 --------------------------------------------
                 $1,177,222  $   19,958  $1,197,180  $663,968
                 ============================================



Bank  Loan  #1

The loan is repayable, interest only, at 7.6% per annum calculated monthly. The loan matures December 2003.

CINTEL  CO.,  LTD.
Notes  to  Financial  Statements
December  31,  2002  and  2001

6.     LOANS  PAYABLE  (cont'd)

Bank  Loan  #2

The loan bears interest at LIBOR+3.28% per annum calculated monthly, is repayable in semi-annual payments of $38,400 and matures November 2003.

Government  Loan

The loan is non-interest bearing, repayable in annual payments of $26,700 and matures July 2005.

7.     CAPITAL  STOCK

Authorized
     50,000,000  common  shares,  par  value  $0.425  per  share

                                                2002        2001
Issued
5,061,100 common shares (4,730,000 in 2001)  $2,150,968  $2,010,250
                                             ======================



     On May 7, 2002, the Company granted a 10 to 1 stock split. The 2001 comparative share amounts have been retroactively adjusted to give effect to the stock split. On June 18, 2002, the Company issued 331,100 shares for consideration of $364,723.

Stock  Warrants  and  Options

The Company accounted for its stock options and warrants in accordance with SFAS 123 "Accounting for Stock - Based Compensation" and SFAS 148 "Accounting for Stock - Based compensation - Transition and Disclosure." Value of options granted has been estimated by the Black Scholes option pricing model. The assumptions are evaluated annually and revised as necessary to reflect market conditions and additional experience. The following assumptions were used:



                        2002   2001
Interest rate. . . . .   6.5%   6.5%
Expected volatility. .    70%    70%
Expected life in years     6      6



In 1999 the Board of Directors of the Company adopted an option plan to allow employees to purchase ordinary shares of the Company.

CINTEL  CO.,  LTD.
Notes  to  Financial  Statements
December  31,  2002  and  2001

7.     CAPITAL  STOCK  (cont'd)

In August 1999, the share option plan granted 43,000 stock options for the common stock of the Company having a $0.425 nominal par value each and an exercise price of $0.425. In March 2000, an additional 90,000 stock options were granted having a $0.425 nominal par value each and an exercise price of $0.68. In February 2001, an additional 30,000 stock options were granted having a $0.425 nominal par value each and an exercise price of $0.72.

The options vest gradually over a period of 3 years from the date of grant. The term of each option shall not be more than 8 years from the date of grant.

For 2001, the stock options have not been included in the calculation of the diluted earnings per share as their inclusion would be antidilutive.

The  following  table summarizes the stock option activity during 2002 and 2001:



                                                                  2002      2001
Outstanding, beginning of year . . . . . . . . . . . . . . . .   163,000
133,000
Granted. . . . . . . . . . . . . . . . . . . . . . . . . . . .         -
30,000
Exercised. . . . . . . . . . . . . . . . . . . . . . . . . . .         -
-
Cancelled. . . . . . . . . . . . . . . . . . . . . . . . . . .         -
-
                                                                ----------------
--
Outstanding, end of year . . . . . . . . . . . . . . . . . . .   163,000
163,000

==================
Weighted average fair value of options granted during the year  $      -  $
25,500

==================



8.     INCOME  TAXES

The Company accounts for income taxes pursuant to SFAS No. 109, "Accounting for Income Taxes". This Standard prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates. The effects of future changes in tax laws or rates are not anticipated. Corporate income tax rates applicable to the Company in 2002 and 2001 are 16.5 percent of the first 100 million Korean Won of taxable income and 29.7 percent of the excess.

Under SFAS No. 109 income taxes are recognized for the following: a) amount of tax payable for the current year, and b) deferred tax liabilities and assets for future tax consequences of events that have been recognized differently in the financial statements than for tax purposes. The Company has deferred income tax assets arising from research and development expenses. For accounting purposes, these amounts are expenses when incurred. Under Korean tax laws, these amounts are deferred and amortized on a straight-line basis over 5 years.

CINTEL  CO.,  LTD.
Notes  to  Financial  Statements
December  31,  2002  and  2001

9.     CONTINGENT  LIABILITIES  AND  COMMITMENTS

a) The Company has entered into a contract with iMimic Networking, Inc. for the use of the iMimic solution within Korea starting November 17, 2000. For the use of this solution, the Company paid $70,000 as an upfront payment and pays a $640 royalty for each product sold that uses the iMimic solution. The Company is also required to pay an annual royalty fee of $10,000. The contract has no fixed termination date.

b) The Company is committed to lease obligations, with various expiry dates to May 2004. Future minimum annual payments (exclusive of taxes, insurance and maintenance costs) under these leases are as follows:



2003. .  $60,070
2004. .   25,030
         -------
         $85,100
         -------



10.     DISCONTINUED  OPERATIONS

The Company closed down its subsidiary in the United States in 2001. The subsidiary did not carry on any business activity in 2001. The net tangible assets of $118,743 at December 31, 2001 were used to finance the costs associated with closing operations, and therefore were charged to the income statement in 2001.

11.     SUBSEQUENT  EVENT

On September 30, 2003, in accordance with a Share Exchange Agreement dated May 8, 2003, the Company entered into a reverse-takeover transaction with Link2 Technologies, Inc. ("LINK"), a public Nevada shell corporation, whereby all the outstanding shares of the Company were exchanged for 16,683,300 shares of LINK. As a result of the transaction, the shareholders of Cintel Co., Ltd. will control 82% of LINK. While LINK is the legal parent, the Company, as a result of the reverse-takeover, became the parent company for accounting purposes.

                                  CINTEL CORP.
                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2003
                                    UNAUDITED


                                    CONTENTS

Pro-Forma Consolidated Balance Sheet . . . . . . . . . .      F-15
Pro-Forma Consolidated Statement of Stockholders' Equity      F-16
Pro-Forma Consolidated Statement of Operations . . . . .      F-17Notes to Pro-
Forma Consolidated Financial Statements . .      F-18 ? F-19

CINTEL  CORP.
Pro-Forma  Consolidated  Balance  Sheet
September  30,  2003
Unaudited




                                 LINK2
                             TECHNOLOGIES,   CINTEL  CO.,               CINTEL
CORP.
                                  INC.          LTD.                      PRO-
FORMA     CINTEL  CORP.
                             SEPTEMBER  30, SEPTEMBER 30,   PRO-FORMA
SEPTEMBER 30,    DEC. 31,
                                  2003          2003       ADJUSTMENTS
2003           2002
                                ------------------------------------------------
------------------
           ASSETS
CURRENT
Cash and cash equivalents. . .  $       -   $   345,997   $          -   $
345,997   $   778,891
Accounts receivable. . . . . .          -     3,285,886              -
3,285,886     3,418,909
Inventory. . . . . . . . . . .          -       333,079              -
333,079       219,100
Prepaid and sundry assets. . .          -       311,801              -
311,801       405,654
Loans receivable . . . . . . .          -             -              -
-       285,740
Deferred taxes . . . . . . . .          -        65,739              -
65,739        61,769
                                ------------------------------------------------
------------------
                                        -     4,342,502              -
4,342,502     5,170,063
INVESTMENTS. . . . . . . . . .          -        43,741              -
43,741        42,037
EQUIPMENT. . . . . . . . . . .          -       734,474              -
734,474       319,598
DEFERRED TAXES . . . . . . . .          -       197,215              -
197,215       185,306
                                ------------------------------------------------
------------------
                                $       -   $ 5,317,932   $          -   $
5,317,932   $ 5,717,004

==================================================================
  LIABILITIES
CURRENT
Accounts payable . . . . . . .  $  32,903   $ 1,996,159   $          -   $
2,029,062   $ 1,563,041
Income taxes . . . . . . . . .          -             -              -
-         5,129
Deferred government grant. . .          -        38,800              -
38,800        37,288
Loans payable - current. . . .          -     1,160,354              -
1,160,354     1,177,222
                                ------------------------------------------------
------------------
                                   32,903     3,195,313              -
3,228,216     2,782,680
LOANS PAYABLE. . . . . . . . .     39,000        20,767              -
59,767        34,958
                                ------------------------------------------------
------------------
                                   71,903     3,216,080              -
3,287,983     2,817,638
                                ------------------------------------------------
------------------
  STOCKHOLDERS'
  DEFICIENCY
CAPITAL STOCK. . . . . . . . .     10,539     2,150,968        (10,539)
2,150,968     2,150,968
PAID IN CAPITAL. . . . . . . .     66,161     2,461,453       (138,064)
2,389,550     2,416,009
ACCUMULATED OTHER
   COMPREHENSIVE INCOME (LOSS)          -        38,711              -
38,711       (47,263)
ACCUMULATED DEFICIT. . . . . .   (148,603)   (2,549,280)       148,603
(2,549,280)   (1,620,348)
                                ------------------------------------------------
------------------
                                  (71,903)    2,101,852              -
2,029,949     2,899,366
                                ------------------------------------------------
------------------
                                $       -   $ 5,317,932   $          -   $
5,317,932   $ 5,717,004

==================================================================

                                              F-15




CINTEL  CORP.
Pro-Forma  Consolidated  Statement  of  Stockholders'  Equity
Nine  Months  Ended  September  30,  2003
Unaudited


                                LINK2
                           TECHNOLOGIES,  CINTEL  CO.,              CINTEL
CORP.
                                INC.        LTD.                      PRO-FORMA
CINTEL  CORP.
                           SEPTEMBER 30, SEPTEMBER 30,  PRO-FORMA    SEPTEMBER
30,    DEC. 31,
                                2003         2003      ADJUSTMENTS       2003
2002
                             ---------------------------------------------------
--------------
ACCUMULATED DEFICIT
      - BEGINNING OF PERIOD  $(122,144)  $(1,620,348)  $    122,144
$(1,620,348)  $(1,415,808)
    Net Loss. . . . . . . .    (26,459)     (928,932)        26,459
(928,932)     (204,540)
                             ---------------------------------------------------
--------------
ACCUMULATED DEFICIT
      -  END OF PERIOD. . .  $(148,603)  $(2,549,280)  $    148,603
$(2,549,280)  $(1,620,348)

=================================================================

                                                     F-16




CINTEL  CORP.
Pro-Forma  Consolidated  Statement  of  Operations
Nine  Months  Ended  September  30,  2003
Unaudited



                                 LINK2
                            TECHNOLOGIES,  CINTEL  CO.,             CINTEL
CORP.
                                 INC.        LTD.                     PRO-FORMA
CINTEL  CORP.
                            SEPTEMBER 30, SEPTEMBER 30,  PRO-FORMA   SEPTEMBER
30,  DEC. 31,
                                 2003        2003       ADJUSTMENTS      2003
2002
                               -------------------------------------------------
-------------
REVENUE . . . . . . . . . . .  $  1,000   $3,701,066   $     (1,000)  $3,701,066
$5,476,702 COST OF SALES . . . . . . . .         -    3,547,832              -
3,547,832    3,901,035
                               -------------------------------------------------
-------------
GROSS PROFIT. . . . . . . . .     1,000      153,234         (1,000)     153,234
1,575,667
                               -------------------------------------------------
-------------
EXPENSES
Salaries. . . . . . . . . . .         -      352,041              -      352,041
483,109
Research and development. . .         -      151,389              -      151,389
554,183
Depreciation. . . . . . . . .         -       87,743              -       87,743
52,508
Bad debts (recovery). . . . .         -      (24,570)             -
(24,570)     130,877
Travel. . . . . . . . . . . .         -       20,734              -       20,734
40,313
Rent. . . . . . . . . . . . .         -       42,869              -       42,869
46,832
Professional fees . . . . . .     9,279       71,862         (9,279)      71,862
161,755
Entertainment . . . . . . . .         -       19,396              -       19,396
53,249
Employee benefits . . . . . .         -       43,819              -       43,819
65,608
Office and general. . . . . .    17,622       39,992        (17,622)      39,992
63,080
Taxes and dues. . . . . . . .         -       12,496              -       12,496
16,748
Communications. . . . . . . .       558        9,726           (558)       9,726
12,758
Vehicle . . . . . . . . . . .         -           31              -           31
3,463
Repairs and maintenance . . .         -      133,048              -      133,048
-
Insurance . . . . . . . . . .         -       14,214              -       14,214
20,303
Advertising . . . . . . . . .         -       53,340              -       53,340
71,945
Royalties . . . . . . . . . .         -            -              -            -
56,700
                               -------------------------------------------------
-------------
                                 27,459    1,028,130        (27,459)   1,028,130
1,833,431
                               -------------------------------------------------
-------------
OPERATING LOSS. . . . . . . .   (26,459)    (874,896)        26,459
(874,896)    (257,764)
                               -------------------------------------------------
-------------
OTHER
Interest and other income . .         -      (17,172)             -
(17,172)     (38,028)
Interest expense. . . . . . .         -       76,693              -       76,693
55,518
Foreign exchange. . . . . . .         -          176              -          176
(12,798)
                               -------------------------------------------------
-------------
                                      -       59,697              -       59,697
4,692
                               -------------------------------------------------
-------------
NET LOSS BEFORE INCOME TAXES.   (26,459)    (934,593)        26,459
(934,593)    (262,456)
                               -------------------------------------------------
-------------
Current . . . . . . . . . . .         -            -              -            -
7,898
Deferred. . . . . . . . . . .         -       (5,661)             -
(5,661)     (65,814)
                               -------------------------------------------------
-------------
                                      -       (5,661)             -
(5,661)     (57,916)
                               -------------------------------------------------
-------------
NET LOSS. . . . . . . . . . .  $(26,459)  $ (928,932)  $     26,459   $
(928,932)  $ (204,540)

==============================================================

                                                      F-17

CINTEL CORP.
Notes to Pro-Forma Consolidated Financial StatementsSeptember 30, 2003

1.     BASIS  OF  PRESENTATION

These unaudited pro-forma consolidated financial statements have been prepared to give effect to the following:

a) The reverse takeover at September 30, 2003 whereby Link2 Technologies, Inc. ("LINK"), (the legal parent), issued 16,683,300 common shares in return for all outstanding common shares of Cintel Co., Ltd. ("Cintel") a Korean company (the acquirer for accounting purposes). As a result of this transaction, the former shareholders of Cintel received approximately 82% ownership of LINK. After the transaction LINK has 20,383,300 common shares issued and outstanding.

b) Cintel maintains its books and records in Korean won. Balance sheet accounts are translated using closing exchange rates in effect at the balance sheet date. Income and expense accounts are translated using an average exchange rate prevailing during each reporting period. No representation is made that the Korean won could have been, or could be, converted into United States dollars at the rates on the respective dates and or at any other certain rates. Adjustments resulting from the translation are included in the accumulated other comprehensive income (loss) in stockholders' equity.

c)     Subsequent  to the reverse takeover LINK changed its name to Cintel Corp.

The pro-forma consolidated financial statements are based on the balance sheets of the following:

a)     LINK  as  at  September  30,  2003  (unaudited)  and  December  31,  2002
(audited).

b)     Cintel  as  at  September  30,  2003  (unaudited)  and  December 31, 2002
(audited).

The pro-forma consolidated financial statements include the statement of earnings for the following:

a) LINK for the nine months ended September 30, 2003 (unaudited) and the year ended December 31, 2002 (audited).

b) Cintel for the nine months ended June 30, 2003 (unaudited) and for the year ended December 31, 2002 (audited).

The pro-forma consolidated balance sheet as at September 30, 2003 and December 31, 2002 gives effect to the transactions as at September 30, 2003 and the pro-forma statement of earnings for the nine months ended September 30, 2003 and year ended December 31, 2002 gives effect to the transactions as if they had taken place at the beginning of each period.

CINTEL  CORP.
Notes  to  Pro-Forma  Consolidated  Financial  Statements
September  30,  2003

1.     BASIS  OF  PRESENTATION  (cont'd)

The pro-forma consolidated financial statements are not necessarily indicative of the actual results that would have occurred had the proposed transactions occurred on the dates indicated and not necessarily indicative of future earnings or financial position.

2.     PRO-FORMA  ADJUSTMENTS

To  record  the  consolidation  of  LINK  with  Cintel  including:

a) Accounting for the merger of LINK and Cintel as the recapitalization of Cintel, with the net assets of Cintel brought forward at their historical basis.

b) Eliminating the pre-acquisition shareholders' equity of the LINK at September 30, 2003 and December 31, 2002.

                                        F-19